Exhibit 32.2

                      CERTIFICATION OF CFO PURSUANT TO THE
                               SARBANES-OXLEY ACT

In connection with the Quarterly Report of Finotec Group, Inc. (the "Company") on Form 10-QSB for the quarter ended October 31, 2007 as filed with the Securities and Exchange commission on the date hereof (the "Report), Guy Elhanani , as Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the Best of his knowledge, that: (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2007

Signed:

/s/ Didier Essemini
------------------------
Didier Essemini
Chief Financial Officer